QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 10.1

        THIRD AMENDMENT, dated as of June 28, 2002 (this "Amendment"), to the CREDIT AGREEMENT, dated as of December 3, 1999, as amended by the First Amendment dated as of March 27, 2001 and the Second Amendment dated as of November 5, 2001 (the "Credit Agreement"), among GUESS ?, INC. (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), the Co-Agent named therein and JPMORGAN CHASE BANK, as Administrative Agent. Terms defined in the Credit Agreement shall be used in this Amendment with their defined meanings unless otherwise defined herein.

W I T N E S S E T H:

        WHEREAS, the Borrower has requested the Lenders to enter into this Amendment on the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

        I.    AMENDMENTS.

        Section 7.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

    "7.1 Financial Condition Covenants.

          (a)  Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio for any period of four consecutive fiscal quarters of the Borrower to be greater than 5.75 to 1.0.

          (b)  Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower to be less than 0.95 to 1.0.

          (c)  Consolidated Net Worth. Permit Consolidated Net Worth at any time to be less than $150,000,000.

          (d)  Consolidated Net Income. Permit Consolidated Net Income for any period of four consecutive fiscal quarters of the Borrower to be less than $1.00 (or, in the case of such period ending on June 30, 2002, negative $9,000,000).

          (e)  Liquidity Ratio. Permit the Liquidity Ratio to be less than 1.0 to 1.0. It is understood that verification of compliance with this Section 7.1(e) shall only be required in connection with the delivery of Borrowing Base Certificates pursuant to Section 6.2(f) and at any other time requested by the Administrative Agent."

        II.    MISCELLANEOUS.

        1.    Representations and Warranties.    The Borrower hereby represents and warrants as of the date hereof that, after giving effect to this Amendment, (a) no Default or Event of Default has occurred and is continuing and (b) all representations and warranties of each Loan Party contained in the Loan Documents (with each reference to the Loan Documents in such representations and warranties being deemed to include, unless the context otherwise requires, this Amendment and the Credit Agreement as amended by this Amendment) are true and correct in all material respects with the same effect as if made on and as of such date (except for those representations and warranties which expressly relate to a specific earlier date).

        2.    Expenses.    The Borrower agrees to pay or reimburse the Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

        3.    No Change.    Except as expressly provided herein, no term or provision of the Credit Agreement shall be amended, modified or supplemented, and each term and provision of the Credit Agreement shall remain in full force and effect.

        4.    Effectiveness.    This Amendment shall become effective as of the date hereof upon satisfaction of the following conditions: (a) the Administrative Agent shall have received counterparts hereof duly executed by the Borrower and the Required Lenders and (b) the Borrower shall have paid to the Administrative Agent, for the account of each Lender that submits an executed signature page to the Administrative Agent or its counsel (including by facsimile transmission) no later than 5:00 p.m., New York City time, on June 28, 2002, an amendment fee in an aggregate amount equal to $75,000, to be allocated among such Lenders ratably according to their respective Revolving Credit Commitments.

        5.    Counterparts.    This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

        6.    GOVERNING LAW.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

GUESS ?, INC.
By:	Name: Title:
JPMORGAN CHASE BANK, as Administrative Agent, as Issuing Lender and as a Lender
By:	Name: Title:
UNITED CALIFORNIA BANK, as Co-Agent and as a Lender
By:	Name: Title:
GMAC COMMERCIAL CREDIT LLC
By:	Name: Title:
ISRAEL DISCOUNT BANK OF NEW YORK
By:	Name: Title:
By:	Name: Title:

FIRSTAR BANK
By:	Name: Title:
BANK LEUMI USA
By:	Name: Title:
By:	Name: Title:
ATLANTIC BANK OF NEW YORK
By:	Name: Title:
FLEET NATIONAL BANK
By:	Name: Title:

QuickLinks

EXHIBIT 10.1